                                                                    EXHIBIT 10.1


              CONSOLIDATION MODIFICATION AND EXTENSION AGREEMENT
              --------------------------------------------------

       AGREEMENT, made the 30th day of January, 1997, between KNICKERBOCKER VILLAGE, INC., a Limited Dividend Housing Company, having an address at 10 Monroe Street, New York, New York 10002, (hereinafter designated as the "Mortgagor"), and THE GREATER NEW YORK SAVINGS BANK, a New York corporation having its place of business at No.211 Station Road, Mineola, New York 11501-4214, Attention: Commercial Real Estate, (hereinafter designated as the "Mortgagee").

       NOW THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee agree as follows:

       In order to induce the Mortgagee to enter into this agreement, the Mortgagor represents and warrants that the Mortgagor now owns in fee simple the entire premises covered by the mortgage or mortgages hereinafter described, which premises are located at 10-20/30-40 Monroe Street, New York, New York and more particularly described in Schedule "A" annexed hereto.

       The Mortgagee is the holder of the mortgage or mortgages covering said premises, and the respective bonds, notes or obligations secured thereby, set forth in Schedule "B" attached hereto and made a part hereof (collectively, "said mortgage" and "said obligation").

       In the event more than one mortgage is hereinbefore described, then

        (i) said mortgages are hereby consolidated and combined so that they will together form a single lien on said premises for the full amount of the mortgage debt and interest as herein set forth, and

        (ii) said mortgages and the bonds, notes or obligations secured thereby shall be treated, and are hereinafter referred to, as if they were one obligation and one mortgage, given to secure the payment of said mortgage debt and interest, and are hereinafter collectively referred to as "said obligation" or "said mortgage" or the "Mortgage,"

       Said mortgage is and shall be and remain a lien against said premises, and is and shall be and remain also a lien on, and is hereby spread to cover the following:

       (i) the premises described in Schedule "A" (the "Mortgaged Property"), including all easements, rights, privileges and appurtenances that in any way belong or appertain to such premises, and all estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now owned or hereafter acquired, together with any and all options now or hereafter held by Mortgagor to purchase, lease, sublease or otherwise acquire such premises or any portion thereof or interest therein, and any other estate in such premises now owned or hereafter acquired by Mortgagor, and all land lying in the bed of any street, road, highway or avenue, opened or proposed, in front of or adjoining the Mortgaged Property (collectively, the "Premises");

       (ii) all structures or buildings now or hereafter located upon the Premises, or on any part thereof, including all plant equipment, apparatus, machinery and fixtures forming part of said structures or buildings (collectively, the "Improvements");

       (iii) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery and other articles of personal property (including, without limitation, all building service equipment and building materials and supplies) and replacements thereof, now or at any time hereinafter attached to, placed upon, or used or to be used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements (collectively, the "Chattels");

       (iv) all leases subleases, tenancies, subtenancies and rental, use or occupancy agreements for the use and occupancy of all or any portion of the Mortgaged Property which are now in existence or which may exist at any time during the period that this Mortgage is in effect, (leases, subleases, tenancies, subtenancies and rental, use or occupancy agreements, as modified, amended, renewed or extended, are hereinafter referred to, each as a "Lease" and, collectively, as the "Leases"), and all estate, right, title, interest, claim or demand of Mortgagor under the Leases, including, without limitation, any cash or securities deposited by lessees or others to secure their performance, the rents and all other sums payable thereunder and the right to receive and collect the rents, revenues, receipts, income, earnings, issues and profits derived from the Mortgaged Property (collectively, the "Rents"), subject, however, to any license to collect the Rents granted by Mortgagee to Mortgagor in the Absolute Assignment of Rents and Leases (the "Absolute Assignment") executed in connection with the Loan and all guaranties of the payment or performance of lessees and other obligors under such Leases and other agreements and instrument;

         (v) all agreements, franchises, permits, applications, certificates and licenses relating to the use, occupation, development, subdivision or operation of the Mortgaged Property or any business or activity conducted by or on behalf of Mortgagor on the Mortgaged Property, and any and all other general intangibles relating to the development, operation or use of the Mortgaged Property, including, without limitation, all names under or by which the Mortgaged Property or any of the Improvements may at any time be operated or known and all rights to carry on business under any such names or any variant thereof, and all copyrights, trademarks and goodwill in any way relating to the Mortgaged Property;

         (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance (and any unearned premiums on such insurance policies) and condemnations awards (or any transfer made in lieu thereof), tax certiorari refunds, and the right to receive the sums, together with all causes of action and recoveries for any loss or diminution in value of any of the foregoing.

         (vii) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect Mortgagee's interest in the Mortgaged Property; and

         (viii) all additions, accessions, replacements, substitutions, and renewals of or to any of the foregoing.

         This Agreement is intended to amend and restate in their entirety the provisions of the existing notes and mortgages, but the execution and delivery of this agreement shall not in any way be deemed to create a new indebtedness or to impair the liens of the existing mortgages ("said mortgage"). The Mortgagor and the Mortgagee certify that this agreement secures the same principal indebtedness that is secured by the said mortgage and secures no further or other principal indebtedness or obligation.

         The terms, conditions and provisions set forth herein shall supersede in their entirety all of the terms, conditions and provisions for said mortgage and obligation.

         There is now owing on said obligation and secured by said mortgage, without defense, offset or counterclaim of any kind, the principal sum of Six Million Three Hundred Thousand and 00/100 Dollars ($6,300,000.00) with interest on said principal sum from the date hereof.

         Interest during the loan term shall be computed on the basis of a 360-day year and twelve 30-day months.

         The Mortgagor will pay said last mentioned principal sum of $6,300,000.00 with interest thereon or on so much thereof as may from time to time remain outstanding in the meantime in accordance with the terms of the Amended and Restated Mortgage Note of even date herewith (the "Note") which interesst shall be payable from January 30, 1997 at the rate of eight and one half percent (8.5%) per annum to and including February 1, 2007 (the "Maturity Date") and at the Adjusted Rate (as such term is defined in the Note secured hereby), during the Extended Term (as such term is defined in the Note secured hereby).

     In addition to payments of interest as set forth herein, the Mortgagor shall make periodic payments of principal as follows:

     (a) Commencing on the 1st day of March, 1997 and continuing on the first day of each and every month thereafter to and including January 1, 2007 payments of principal based upon a twenty-five (25) year amortization schedule; and

     (b) On the Maturity Date, or on the Extended Maturity Date (as such term is defined in the Note secured hereby) if said obligations are duly extended for the Extended Term pursuant to the Note, the then outstanding Principal balance, together with all accrued and unpaid interest and other amounts due under said Note.

     Unless the context otherwise specifies or requires, the terms specified below shall have the meanings specified below.

     "Authorizations" means all permits, certificates, approvals, consents, licenses and authorizations (including, without limitation, Environmental Authorizations) required to be obtained from governmental authorities having jurisdiction over the Mortgaged Property in order that the Mortgaged Property shall be owned, used, operated and maintained, and that Mortgagor's business thereat shall be conducted in accordance with pertinent Requirements.

     "Environmental Audit" means the environmental audit dated January 20, 1997 commissioned by Mortgagee in connection with the Mortgage.

     "Environmental Authorization" means all Authorizations which pertain to health, Hazardous Substances, environmental or ecological conditions at, on, under or about the Mortgaged Property.

     "Environmental Laws" (each, an "Environmental Law") means any and all federal, state and local laws, statutes, regulations, ordinances, codes, rules, rulings, judgments, decrees, orders, injunctions, and other requirements of every governmental authority having jurisdiction, now or hereafter in effect (including any of the foregoing which heretofore have been promulgated but which are not yet in effect), in each instance as amended or extended, pertaining to health, Hazardous Substances, environmental or ecological conditions at, on, under or about the Mortgaged Property, including, without limitation, the following:

     (i) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9600 et seq.;
                                       -------
     (ii)  the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et
                                                                              --
           seq.:
           ----

     (iii) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.:
                                                                    ------
     (iv)  the Clean Air Act, 42 U.S.C. Section 7401 et seq.:
                                                     ------
     (v)   the Clean Water Act, 33 U.S.C. Section 1251 et seq.: and
                                                       ------
     (vi)  the Hazardous Materials Transportation Act, 49 U.S.C.Section 1801 et
                                                                             --
           seq.
           ---

           "Event of Default" is as defined in Article II of this Mortgage.

     "Hazardous Substances" (each, a "Hazardous Substance") means: (i) asbestos or asbestos-containing material, radon, "lead paint", polychlorinated biphenyls, formaldehyde, flammable explosives, radioactive materials, petroleum and products containing or derived from petroleum, underground storage tanks and other underground storage facilities (i.e., any tank or facility and related
                                      ---
piping system of which ten percent (10%) or more by volume is underground); (ii) any and all materials, substances, pollutants, contaminants and wastes defined as "hazardous substances," hazardous waste", "hazardous air pollutant", or "petroleum products", under any Environmental Law, or (iii) any and all other hazardous or toxic materials, substances, polluntants, contaminants and wastes.

     "Involuntary Rate: means, from time to time, the highest rate of interest the law then allows.

     "Loan Document" means all documents executed in connection with the loan secured hereby, including this Agreement and the Note, which wholly or partially secure or guarantee payment of the indebtedness evidenced by the Note.

     "Prepayment Charge" means the charge described in the Note and this Mortgage, which charge shall be due upon payment in full of the Note prior to the maturity date set forth therein.

     "Principals of Mortgagor" means Irene Pletka, Peter Pletka, Robert Gershon and Melvin Gershon.

     "Requirements" (each, a "Requirement") means any and all federal, state and local laws, statutes, regulations, ordinances, codes, rules, rulings, judgments, decrees, orders, injunctions, Authorizations, Environmental Laws and other requirements of every governmental authority having jurisdiction, now or hereafter in effect (including any of the foregoing which heretofore have been promulgated but which are not yet in effect), in each instance as amended or extended, which are applicable to Mortgagor, to the Mortgaged Property or any portion thereof, as to the use, manner of use, occupancy, possession, condition, operation, maintenance, alteration, repair, replacement, or restoration of the Mortgaged Property or any portion thereof or to the conduct of Mortgagor's business at the Mortgaged Property.

     "To the best of Mortgagor's knowledge" means, with respect to any representation or warranty contained in this Mortgage, that, after due inquiry, Mortgagor knows of no fact(s) and has received no communication(s), oral or written, which would cause a reasonably prudent person in the position of Mortgagor (or the Principals of Mortgagor) to refrain from making the representation or warranty in question.

                                   ARTICLE I

                             Mortgagor's Covenants
                             ---------------------

     Mortgagor covenants and agrees as follows:

     1.1   Title. This Mortgage is and shall remain a valid and enforceable
           -----
first lien on the Mortgaged Property, subject only to the exceptions described in this Mortgage. At Mortgagor's sole cost and without any expense to Mortgagee, its successors or assigns, Mortgagor shall preserve such title and shall defend and preserve the validity and priority of the lien of this Mortgage against the claims of all other persons or entities and shall not do or permit to be done anything which would impair the lien or priority of this Mortgage or the value of the Mortgaged Property.

     1.2  Security Agreement. This Mortgage shall, to the extent applicable,
          ------------------
constitute a security agreement under the Uniform Commercial Code of the state in which the Mortgaged Property is situated. Mortgagor shall not make or execute any other financing statement, lien, encumbrance or reservation of title as to any element of the Mortgaged Property, or any addition or replacement thereto, without Mortgagee's prior written consent. If Mortgagor shall default under any of the Loan Documents, Mortgagee, in addition to any of the other rights or remedies it may have, shall and may exercise immediately and without demand, any and all rights and remedies granted to a secured party under the Uniform Commercial Code of the state in which the Mortgaged Property is situated

1.3  Recordation; Certain Costs and Expenses.
     ---------------------------------------
     (a) Recording and Filing.  Upon the execution and delivery of this
         --------------------
Mortgage, and thereafter from time to time and at any time, upon the demand of Mortgagee, Mortgagor shall cause this Mortgage and any other instrument creating or evidencing Mortgagee's lien upon the Mortgaged Property and each instrument of further assurance delivered pursuant to this Mortgage to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of Mortgagee's interest in, and to fully protect and preserve the lien of this Mortgage upon the Mortgaged Property.

     (b) Fees and Costs of Mortgage, Related Documents. Mortgagor shall pay:
         ---------------------------------------------
(i) all filing, registration or recording fees, and all other expenses incurred with respect to the execution, acknowledgement, filing, registration or recording of this Mortgage, any extension or modification hereof, any mortgage supplemental hereto, any other security instrument with respect to the Mortgaged Property, any Uniform Commercial Code financing statement, any instrument of further assurance, or any other Loan Document; and (ii) all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, registration, or recording of any of the Loan Documents, except to the extent that Mortgagor is exempted by law from paying any such fee or expense and satisfactory proof of such exemption is provided to Mortgagee's counsel, provided, however, that if Mortgagee becomes liable for such fee or expense as a result of Mortgagor's exemption, Mortgagor shall pay such fee or expense notwithstanding its exempt status.

     (c) Indemnification. Mortgagor shall indemnify and hold Mortgagee harmless
         ---------------
from and against any liability incurred by reason of the imposition of any tax upon the making and recording of this Mortgage, any extension or modification hereof, any mortgage supplemental hereto, the Note or any other Loan Document.

     1.4 Obligation to Pay. Mortgagor shall punctually pay: (a) the principal,
         -----------------
interest, Prepayment Charge (if any) and all other sums to become due under the
Note in strict compliance with the Note; (b) all other sums payable under or secured by the Mortgage or any other Loan Document. All such payments under (a) or (b) above shall be absolutely net to Mortgagee, without any abatement, reduction, deduction, claim, counterclaim, set-off or offset whatsoever, whether or not arising under the Loan Documents.

     1.5 Compliance with Requirements.
         ----------------------------

     (a) Legal Requirements. Mortgagor shall fully, faithfully and punctually
         ------------------
comply (and shall cause all lessees and other persons and entities which occupy or enter upon the Mortgaged Property at all times so to comply) with all applicable Requirements. Mortgagor, if a corporation, partnership, trust or other legal entity, shall do all things necessary to preserve and keep in full force and effect, in all jurisdictions where the same presently are in force and effect, Mortgagor's existence, franchises, rights and privileges.

     (b) Insurance Policy Requirements. Mortgagor shall fully, faithfully and
         -----------------------------
punctually comply (and shall cause all lessees and other persons and entities which occupy or enter upon the Mortgaged Property at all times so to comply) with all provisions of all insurance policies covering or applicable to any portion of the Mortgaged Property, all requirements of the issuer of any such policies and all orders, rules, regulations, directives, codes and other requirements of the National Board of Fire Underwriters (or any successor body or other body performing similar functions) applicable to Mortgagor, the Mortgaged Property or the use, manner of use, occupancy, possession, condition, operation, maintenance, alteration, repair, replacement or restoration of the Mortgaged Property or any portion thereof, except that Mortgagor shall not effect, without prior written notice to Mortgagee, any such compliance that necessitates structural changes to any of the Improvements.

     1.6  Payment of Impositions for Mortgaged Property.
          ---------------------------------------------

     (a) Taxes, Charges, Etc. Except to the extent that Mortgagee exercises any
         -------------------
of the options set forth in this Mortgage, Mortgagor shall, at least ten days before the due date, pay and discharge all taxes and other governmental charges of every kind and nature, including, but not limited, to real estate, school and personal property taxes, all general and special assessments, levies, permits, inspection and license fees, vault charges, business improvement district fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the Rents or arising in respect of the occupancy, use or possession thereof (collectively, "Impositions"). Mortgagor shall, upon Mortgagee's request, promptly deliver to Mortgagee all receipts evidencing such payments.

            (b) Liens and Claims. Mortgagor shall promptly pay all
                ----------------
lawful claims and demands of mechanics, materialmen, laborers and others that, if not timely paid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the Rents, or lead to the interruption or suspension of any business of Mortgagor. Mortgagor shall not create or permit to be created, and shall promptly discharge, any mortgage, lien or charge on the Mortgaged Property or any part thereof or on the interest of Mortgagor therein other than this Mortgage.

  1.7     Indemnity by Mortgagor. Mortgagor shall defend and indemnify
          ----------------------
Mortgagee, Mortgagee's successor and assigns and all directors, officers, shareholders, employees and agents of the foregoing (collectively, the "Indemnified Parties") against, and save the Indemnified Parties harmless from, and shall reimburse the Indemnified Parties with respect to, any and all claims, demands, actions, causes of action, injuries, orders, losses, liabilities (statutory or otherwise), obligations, damages (including, without limitation, consequential damages), fines, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by, imposed upon or asserted against the Indemnified Parties or any one or more of them by reason of, or in connection with:

     (a) Mortgagee's interest in this Mortgage, the Note or any other Loan Document or the Mortgaged Property;

     (b) any misrepresentation or other incorrect statement or certification by Mortgagor, any Principal of Mortgagor or any Guarantor contained in the Note, this Mortgage or any other Loan Document;

     (c) any failure by Mortgagor to comply with any of the terms, conditions or other provisions set forth in the Note, this Mortgage or any other Loan Document;

     (d) any acts or omissions of Mortgagee in connection with the exercise by Mortgagee of any right, power or remedy available to Mortgagee under this Mortgage or any Document;

     (e) any use, non-use, occupancy, possession, condition (whether patent or latent), operation, maintenance, alteration, repair, replacement, restoration or management of the Mortgaged Property or any portion thereof;

     (f) any accident, injury (including death resulting therefrom) or damage to any person or property occurring in, on or about the Mortgaged Property or any portion thereof, whether resulting from any act or omission of Mortgagor or any agent, employee, contractor, lessee, sublessee, licensee or invitee of Mortgagor or otherwise; or

     (g) any taxes, impositions, charges, assessments or levies, except income taxes imposed on Mortgagee by reason of Mortgagee's ownership of the Note, or this Mortgage or any other Loan Document.

         All amounts payable to Mortgagee under this Section shall be payable upon demand of Mortgagee, together with interest at the Involuntary Rate from the date of such demand, until the date of receipt by Mortgagee of full payment, and shall be secured by this Mortgage. Mortgagor's obligations under this Section shall survive payment in full of the Note and any discharge, release or satisfaction of this Mortgage, any complete or partial foreclosure of this Mortgage or the delivery of one or more deeds in lieu of any such foreclosure.


    1.8 Insurance and Casualty.
        ----------------------

        (a) Basic Insurance Requirements.  Mortgagor shall, at Mortgagor's own
            ----------------------------
cost and without expense to Mortgagee, keep the Imporvements and Chattels insured for the benefit of Mortgagee aganinst loss by fire, casualty and such other hazards as may be specified by Mortgagee, including such hazards as are covered by insurance known as "broad form of supplemental or extended coverage." Such insurance shall be written in forms, and by companies authorized to do buisiness in the state where the Mortgaged Property is situated, satisfactory to Mortgagee, and in amounts sufficient to prevent Mortgagor or Mortgagee from becoming a coinsurer of any loss under the applicable policies, but in no event in an amount less than the greater of:

          (i) one hundred percent (100%) of the then actual replacement value of the Improvements (excluding foundations) as determined by Mortgagor in accordance with generally accepted insurance practice and reasonably approved by Mortgagee or, at the option of Mortgagee, as determined, at Mortgagor's expense, by the insurer or insurers or by an expert appraiser reasonably approved by Mortgagee; or

          (ii) the principal sum of the Note outstanding from time to time, plus all interest accrued thereon and all other sums due Mortgagee under any of the Loan Documents.

     All losses under the applicable policies shall be payable to Mortgagee pursuant to a standard first mortgage endorsement substantially equivalent to the New York standard mortgagee endorsement. Mortgagor shall deliver the original insurance policy (or policies) to Mortgagee, who shall not be deemed to have knowledge of the contents of such policies by reason of its custody thereof. Mortgagor shall deliver to Mortgagee new or renewal policies to replace expiring policies at least thirty (30) days before their respective expiration date. Each such new or renewal policy shall bear a notation by the insurer or its authorized agent evidencing payment of the required premium. Mortgagor will not permit any condition to exist on the Mortgaged Property that would wholly or partially invalidate the policies.

          (b) No Separate Insurance. Mortgagor shall not procure separate
              ---------------------
insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section, unless Mortgagee is included thereon as loss payee (pursuant to a standard mortgagee endorsement) or additional insured, whichever Mortgagee may require. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is procured and shall promptly deliver to Mortgagee the policy or policies of such insurance. Mortgagee's approval of any insurance described anywhere in this Mortgage shall not be construed, or relied upon by Mortgagor, as a representation of the solvency of any insurer or the sufficiency of the amount or scope of the insurance.

          (c) Flood Insurance. If the Mortgaged Property is located in an area
              ----- ---------
that has been, or at any time is, identified by the Secretary of Housing and Urban Development (or any other governmental authority performing a similar function and having jurisdiction over the Mortgaged Property) as a flood hazard area, Mortgagor shall keep the Improvements insured against loss by flood and such insurance will name Mortgagee as loss payee. Flood coverage shall equal at least the lesser of: (i) the principal sum of the Note outstanding from time to time, plus all interest accrued thereon and all other sums due Mortgagee under any of the Loan Documents; or (ii) the maximum limit of coverage available for the Mortgaged Property under the National Flood Insurance Act of 1968 as such act may be amended, modified or replaced from time to time. All proceeds of any such insurance shall be payable to Mortgagee and may be applied as set forth in this Section.

          (d) Other Insurance.  Mortgagor shall also maintain for the benefit of
              ---------------
Mortgagee, public liability insurance, including personal injury and property damage, applicable to the Mortgaged Property and such other insurance as Mortgagee may request, from time to time and at any time, including, without limitation, rent and business interruption insurance, all in such amounts as Mortgagee may require but not less than such amounts as are usually carried by owners of similar properties in like locations.


         (e) Policy Requiremets.  All insurance maintained pursuant to this
             ------------------
Section shall: (i) name Mortgagor and Mortgagee as insured as their respective interests may appear; (ii) include waivers by all insurers of all rights of subrogation against any named or additional insured, the indebtedness secured hereby and the Mortgaged Property; (iii) provide that no cancellation, reduction in amount or material change in coverage shall be effective until at least thirty (30) days after receipt by Mortgagee of written notice thereof; and (iv) Mortgagee shall receive copies of all notices sent under the policy at the same time such notices are sent to Mortgagor.

     (f)  Unearned Premiums.  Mortgagor hereby assigns to Mortgagee the
          -----------------
unearned premiums on all insurance policies furnished hereunder and consents to the cancellation of such policies (and the refund of all unearned premiums to Mortgagee) if Mortgagee obtains title to the Mortgaged Property at a foreclosure sale or by deed in lieu transaction or otherwise. Any such unearned premiums shall be applied against the sums due to Mortgagee under the Note, the Mortgage or any other Loan Documents hereunder or as otherwise determined by Mortgagee in its sole discretion. Upon a foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in full or partial payment of the Loan, all right, title, and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee or other person designated by the holder of the Note.

     (g) Casualty; Application of Insurance Proceeds. Mortgagor shall give
         -------------------------------------------
Mortgagee prompt notice of any casualty affecting the Mortgaged Property. All insurance proceeds shall be paid over to Mortgagee. Mortgagee shall have the right to join Mortgagor in adjusting any loss in excess of Fifty Thousand Dollars ($50,000). In the event of any casualty affecting the Mortgaged Property (other than a casualty that, in Mortgagee's good faith judgment, renders the Mortgaged Property unsuitable for restoration), Mortgagor shall promptly commence and diligently complete, at Mortgagor's own expense, the replacement, repair or restoration of the Mortgaged Property as nearly as practicable to the value, condition, character and general utility thereof immediately prior to such casualty, whether or not the insurance proceeds for such casualty shall be made available to Mortgagor or, if made available, shall be sufficient for such purpose. The lien of this Mortgage shall continue to apply to the Mortgaged Property as the same are thereafter restored. Whether or not replacement repairs or restoration shall have been made, Mortgagee shall have the right to apply such proceeds first to all its costs in the collection thereof, and second (except to the extent that Mortgagee agrees otherwise in writing) to the prepayment in whole or in part of the principal of the Note, Prepayment Charge, if any, and all accrued interest thereon, and to the payment of any other amount payable under any Loan Document and secured by this Mortgage, in such order and priority as the Mortgagee in its sole discretion shall determine. The balance, if any, of such proceeds shall be paid to whoever may be legally entitled to the same. The provisions of subsection 4 of Section 254 of the Real Property Law of the State of New York covering the insurance of buildings against loss by fire shall not apply to the terms of this Mortgage.

     (h) Mortgagee's Right to Obtain Insurance. If at any time Mortgagee is not
         -------------------------------------
in receipt of written evidence that all insurance required hereunder is in full force and effect, Mortgagee shall have the right (but not the obligation), without notice to Mortgagor, to take such actions as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including obtaining such insurance coverage as Mortgagee, in its sole and absolute discretion, deems appropriate, and all expenses incurred by Mortgagee in connection with such action shall be paid by Mortgagor to Mortgagee upon demand.

  1.9  Advances, Etc., by Mortgagee. If Mortgagor fails to perform any
       ----------------------------
obligation under any Loan Document, then Mortgagee may (but shall not be obligated to) perform the same and make such advances therefor as, in Mortgagee's opinion, may be necessary or appropriate, all for the account and at the expense of Mortgagor. To the extent of all sums so advanced (including, without limitation, attorneys' fees and disbursements), Mortgagee shall have a lien upon the Mortgaged Property which shall be secured by this Mortgage. Mortgagor shall repay on demand all sums so advanced on Mortgagor's behalf with interest at the Involuntary Rate on each such sum from the date advanced by Mortgagee until the date Mortgagee has collected repayment thereof in full. Mortgagee's exercise of its rights under this Section shall not be deemed to cure any circumstance that would otherwise constitute an Event of Default.


  1.10 Right to Inspect. Mortgagor shall permit Mortgagee and its agents
       ----------------
and representatives to enter the Mortgaged Property at all reasonable times for the purpose of: (a) inspecting the same; (b) determining whether Mortgagor is in compliance with all of Mortgagor's obligations under this Mortgage or any other Loan Document. No such entry shall ever make Mortgagee a "mortgagee in possession."

  1.11 Escrow Requirements. Mortgagor shall pay to Mortgagee, at the time
       -------------------
of each payment of a monthly installment of interest and principal under the Note, a sum equal to one-twelfth of the estimated annual amount of all Impositions, and at Mortgagee's option, a sum equal to one-twelfth of the annual amount of any insurance premiums with respect to the Mortgaged Property so that at least one month before the due date of each such Imposition, Mortgagee shall hold sufficient funds to pay each such charge in full. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts collected shall be held by Mortgagee in an account (the "Accumulation Account"), but not in trust and without interest, and applied to the payment of such charges in such order and priority as Mortgagee, at Mortgagee's sole discretion, shall determine, on or before the respective dates on which the same or any of them would become delinquent. All monies paid to Mortgagee under this Section may be intermingled with other monies of Mortgagee, shall constitute additional security hereunder, and shall earn only such interest as prescribed by law, if any. If at any time before the date payment of any such Imposition is due Mortgagee determines that the amounts then on deposit therefor shall be insufficient for the payment of such Imposition in full, then Mortgagor, within ten days after Mortgagee's demand, shall deposit the amount of the deficiency with Mortgagee. Mortgagor shall be responsible for the payment of all penalties and interest assessed by any municipality for any Imposition, unless same are assessed as a result of negligence of Mortgagee in making timely payment from the Accumulation Account. Mortgagor shall promptly deliver to Mortgagee all bills and notices of such Imposition. Mortgagee may pay such Imposition before or after they become due and payable but, in any event, before delinquency. This Section does not affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Involuntary Rate, to the indebtedness secured by this Mortgage, as more fully described in this Mortgage. Upon the occurrence of an Event of Default, Mortgagee may, at its option and without notice to Mortgagor, apply any funds held pursuant to this Section in payment of any of the Imposition described above or to any unpaid principal or other sum due under the Note or any other Loan Document. At all times, any negative balance in the Accumulation Account shall constitute a secured advance made by Mortgagee to protect its security under this Mortgage, and Mortgagor shall be responsible for the payment of said deficit, including, but not limited to, taxes, penalties and interest advanced in accordance with this Mortgage.

  1.12  Financial Reporting
        -------------------

     (a) Mortgagor's Books and Records. Mortgagor shall keep proper books and
         -----------------------------
records of account in a manner reasonably satisfactory to Mortgagee. Mortgagor shall permit Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine and copy Mortgagor's books and records of account, and supporting vouchers, data and other documentation, and to discuss Mortgagor's affairs, finances and accounts with Mortgagor or such of its officers, partners, or other principals as Mortgagee may desire, at such reasonable times as Mortgagee may request.

     (b) Financial Statements. Within ninety (90) days of the end of each fiscal
         --------------------
year, Mortgagor shall submit to Mortgagee: (i) financial statements, consisting of a balance sheet, a statement of cash flow and a statement of income and expenses for Mortgagor with respect to the Premises as of the end of such year, prepared by independent certified public accountants selected by the Mortgagor and acceptable to Mortgagee, as prepared in accordance with generally accepted accounting principles, consistently applied; (ii) copies of the Mortgagor's federal, state and local income tax returns, or any other income tax that may be applicable now or hereafter certified by Mortgagor to be in all respects true, complete and correct; and (iii) a current rent roll for the Premises containing the names of all parties that have written leases or agreements with respect to the Premises, the space occupied, the monthly rental payments, the status of the rent payments on each lease and whether there are any claims, offsets or other charges by a tenant against Mortgagor with respect to such lease, which rent roll shall be satisfactory to Mortgagee and certified by Mortgagor as being true, correct and complete. Each document submitted by Mortgagor pursuant to the previous sentence shall be accompanied by a certificate signed by a duly authorized representative of Mortgagor certifying on the date thereof that either there does (or does not) exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an Event of Default under the Note this

Mortgage or any other Loan Document and if such default or Event of Default exists, the nature thereof and the period of time it has existed. Mortgagor shall retain all books and records of account, financial statements and other data and documentation which relate to the subject matter of this Section for at least seven years after the expiration of the year to which each such item pertains. Mortgagor will furnish to Mortgagee, within ten (10) days after request, such further detailed information concerning the operation of the Mortgaged Property and the financial affairs of Mortgagor, any affiliate of Mortgagor or any Guarantor as may be requested by Mortgagee.

     (c) Certification of Balance. Mortgagor, within five days after a request
         ------------------------
is made in person or within ten days after a request made by mail, shall sign, acknowledge and furnish to Mortgagee a statement certifying the principal amount then outstanding on the Note, confirming that no offsets, claims, counterclaims, or defenses exist against the indebtedness secured by this Mortgage, and containing such other matters as Mortgagee shall reasonably require.

  1.13  Maintenance and Operation of Mortgaged Property. Mortgagor shall not
        ---------------------------- ------------------
commit any waste on the Mortgaged Property or make any change in the use of the Mortgaged Property that would, in Mortgagee's sole opinion, in any way increase the likelihood of fire or other hazard, increase any insurance rates for the Mortgaged Property, or materially reduce the value or utility of the Mortgaged Property. All repairs made by Mortgagor shall be at least equal in quality as the original work. Mortgagor shall, at all times, maintain the Mortgaged Property in good operating order and condition and shall promptly make, from time to time, all necessary or desirable repairs, renewals, replacements, additions and improvements thereto. Mortgagor shall comply with all requirements necessary to preserve and extend any and all rights, licenses, Permits, privileges, franchises and concessions that apply to the Mortgaged Property or have been (or subsequently are) granted to or contracted for by Mortgagor in connection with any existing or proposed use of the Mortgaged Property, provided as to any rights, licenses, permits, privileges, franchise and concessions hereafter obtained by Mortgagor, Mortgagee has consented thereto. The Improvements shall not be removed, demolished or substantially altered without the prior written consent of Mortgagee. No Chattels shall be removed without Mortgagee's prior written consent, unless Mortgagor immediately makes appropriate replacements free of superior title, liens, and claims and of a quality and value at least equal to that of the Chattels so removed. Except with Mortgagee's prior written consent, Mortgagor shall not initiate, join in, execute or consent to any change in any covenant, condition, restriction, declaration, zoning ordinance, or other public or private restriction limiting, defining, or otherwise controlling construction on, or use(s) of, all or any part of the Mortgaged Property. Mortgagor shall at all times strictly comply with all of the foregoing.

  1.14  Condemnation.  Mortgagor, immediately upon obtaining knowledge of the
        ------------
institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, shall notify Mortgagee of the pendency of such proceeding. Mortgagee may participate in any such proceeding, and Mortgagor from time to time shall deliver to Mortgagee all instruments that Mortgagee may request to permit such participation. In any such condemnation proceeding, Mortgagee may be represented by counsel selected by Mortgagee, whose fees and expenses Mortgagor shall pay when due. The award or compensation payable in any condemnation proceedings, or any transfer in lieu thereof, is hereby irrevocably assigned, and shall be paid, to Mortgagee. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney in fact, coupled with an interest, to collect and receive the award, appear in any proceeding, and take such other actions as Mortgagee may consider necessary. Mortgagee shall be under no imposition to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received (including any award for change of grade of streets affecting or abutting the Premises) shall be applied, to reimburse Mortgagee for all its costs in any such condemnation proceeding, next to the payment of any Prepayment Charge, next to any other amount payable to Mortgagee under the Note, this Mortgage, or the other Loan Documents, next to accrued interest as provided in the Note, regardless of the rate of interest payable on the award by the condemning authority, and lastly to principal. The balance, if any, shall be payable to whoever may be legally entitled to the same. Mortgagor shall continue to pay interest at the rate specified in the Note and shall remain obligated to repay the entire unpaid indebtedness then outstanding under the Note, this Mortgage and the other Loan Documents except to the extent that Mortgagee has actually received the condemnation award or compensation.

     1.15 Leasing of Mortgaged Property.
          -----------------------------

          (a) Existing Leases. In addition to the representations and warranties
              ---------------
set forth in the Absolute Assignment, Mortgagor represents and warrants to Mortgagee that, as of the date of this Mortgage and as to each existing Lease:
(i) the Lease has been duly executed by the lessor and lessee thereunder, is in full force and effect and is valid, binding and enforceable against each of said parties in accordance with its terms; (ii) a complete copy of each commercial lease has been delivered to the Mortgagee and is a true, correct and complete copy of the entire Lease; (iii) neither the lessor nor the lessee has failed to comply with any obligation imposed upon such party thereunder except such lessees as are listed on Exhibit C annexed to the Absolute Assignment of Rents and Leases executed on this date by Mortgagor; (iv) neither the Lease, nor any Rents payable thereunder, have heretofore been sold, assigned, transferred or set over by any instrument now in force, nor, unless indicated to the contrary in the Assignment, is the Lease other than a direct lease from Mortgagor, or its predecessor in interest to a lessee; (v) no installment of Rents has been paid more than thirty (30) days prior to the due date for such installment; (vi) the lessee does not have and has not claimed any defense, abatement, deduction, offset, claim or counterclaim affecting the payment of Rents or compliance with the lessee's other obligations thereunder, and all Rents provided for in the Lease are currently being collected free thereof and without any violation of any law or other governmental regulation or requirement; (vii) the Lease contains no option to buy or right of first refusal with respect to an offer to sell the Mortgaged Property or any part thereof; (viii) Mortgagor has the sole and unconditional right and power to sell, assign, transfer and set over the Lease to Mortgagee and to confer upon Mortgagee the rights, interests, power and authority herein granted and conferred; and (ix) the Lease is, by its express terms, unconditionally subject and subordinate to the lien of this Mortgage or, in the case of the residential Leases, subject to the provisions of the Private Housing Finance Law.

          (b) Lease Covenants by Mortgagor. Mortgagor covenants that, with
              ----------------------------
respect to each Lease, it will not, without Mortgagee's prior written consent:
(i) accept prepayment of any installment of Rents payable thereunder other than prepayment of one month's Rents; (ii) amend or modify the Lease so as to reduce the unexpired term thereof, decrease the amount of Rents payable thereunder or otherwise diminish any obligation imposed therein upon the lessee; (iii) unless the lessee has failed to comply with a material obligation imposed upon it in the Lease, terminate, accept surrender of or permit cancellation of the Lease if the unexpired term thereof is one year or longer; (iv) modify, amend, extend, renew, terminate or accept the surrender of the Lease, except in the ordinary course of business; (v) pledge, mortgage, assign or otherwise transfer or encumber the Lease or any interest of Mortgagor therein or all or any portion of the Rents payable by the lessee thereunder as security for any obligation; (vi) subordinate the Lease to any mortgage (other than this Mortgage) or other encumbrance; (vii) sell, assign, transfer or set over the Lease or any interest therein or Rents thereunder, except in connection with a conveyance of the Mortgaged Property and then only if expressly made subject to this Mortgage and if permitted by the express terms of this Mortgage; (viii) consent to, waive or permit to continue any violation of any obligation imposed upon the lessee under the Lease; or (ix) consent to or permit the modification, amendment, termination or surrender of any guaranty of the Lease.

        In addition, Mortgagor will not, without Mortgagee's prior written consent:

   (A) enter into a Lease, execute, consent to or permit an assignment of a Lease, or consent to or permit the subletting, in whole or in part, of any space leased pursuant to a Lease.

   (b) enter into any commercial Leases (x) except for actual occupancy by the lessee of all of the space demised thereunder, (y) unless the Lease, by its express terms, (1) is unconditionally subject and subordinate to the lien of this Mortgage and provides that, in the event Mortgagee or its designee or nominee succeeds to the interest of Mortgagor under such Lease, the lessee thereunder shall, at the option of Mortgagee or such designee or nominee, promptly attorn to Mortgagee or such successor in interest and recognize such party as lessor under the Lease and confirm such attornment and recognition in writing, and (2) requires the lessee upon demand to duly execute, acknowledge and deliver to Mortgagee a certificate (an "Estoppel Certificate") with respect to the status of such Lease and such matters relating to the status of such Lease as any mortgagee may reasonably require, and (z) pursuant to which the lessee or any other person or entity shall have an option, right of first refusal or other right with respect to the acquisition by it of the Mortgaged Property or any part thereof.

  Within ten (10) days of the execution, modification, extension, renewal, surrender, assignment or consent to assignment of a commercial Lease, Mortgagor shall forward a copy of same to Mortgagee.

     (c) Additional Covenants by Mortgagor.  Mortgagor covenants that, with
         ---------------------------------
respect to each Lease, it will: (i) fully, faithfully and punctually comply with all of the obligations imposed upon the lessor thereunder; (ii) within five (5) days after request by Mortgagee, (A) deliver to Mortgagee complete copies of fully executed originals of all Leases and other instruments affecting the Mortgaged Property, and (B) request an Estoppel Certificate from any commercial lessee designated by Mortgagee; (iii) give prompt notice to Mortgagee of the failure by either the lessor or the lessee to comply with any obligation imposed upon such party under the Lease, with a copy of any notice of default or other communication with respect thereto given by either the lessor or the lessee to the other; and (iv) enforce compliance by the lessee with all obligations imposed upon it therein.

     (d) List of Lessees. Mortgagor shall furnish to Mortgagee, within fifteen
         ---------------
(15) days after Mortgagee's demand, a written lease schedule containing the names and social security or taxpayer identification numbers of all lessees, the terms of their respective Leases, the amount of space occupied and the rentals payable, and security deposited thereunder.

     (e) Effect of Separate Absolute Assignment. Any prohibitions and
         --------------------------------------
restrictions affecting the leasing of the Mortgaged Property contained in the Absolute Assignment (which are hereby incorporated in this Mortgage by reference) shall supplement the prohibitions and restrictions set forth in this Mortgage. If there is any inconsistency or conflict between the provisions of this Mortgage and the provisions of the Absolute Assignment, the provisions of this Mortgage which expand rather than restrict the rights of Mortgagee shall govern and control in each instance.

     (f)   Effect of Event of Default. Notwithstanding anything to the contrary
          --------------------------
in this Mortgage, and in addition to any other restriction set forth in this Section or in the Absolute Assignment, during the pendency of any uncured Event of Default, Mortgagor shall not enter into any Lease, relocate any existing lessee, or make or permit any modification, amendment, extension or assignment of an existing Lease or the subletting, in whole or in part, of any space leased pursuant to an existing Lease without Mortgagee's prior written consent, which may be withheld for any reason or no reason.

     (g) Rights under Section 291. Mortgagor acknowledges that Mortgagee shall
         ------------------------
have all of the rights against tenants or subtenants of the Mortgaged Property as the same are set forth in Section 291-f of the Real Property Law of the State of New York. Nothing contained in this Section shall be construed as imposing on Mortgagee any of the obligations of the Mortgagor or the lessor under such leases.

  1.16  Interest after Default. In the event of a default under any of the
        ----------------------
terms, covenants or conditions of the Note, this Mortgage, or any other Loan Documents, and acceleration by Mortgagee of the indebtedness due thereunder, interest thereon shall be payable at the Involuntary Rate computed from the date of default to the date of payment, which sum shall be secured by the lien of this Mortgage.


  1.17 Due on Transfer. Mortgagor shall not:
       --------------
      (a) sell, assign, lease, convey, mortgage, pledge, hypothecate, make the subject of any security interest, exchange, subdivide or permit to be divided into multiple condominium or cooperative units, or in any other manner whatsoever, transfer or encumber all or part of, or any interest in, or any of the Rents derived from, or control of, the Mortgaged Property, or suffer or permit any of the foregoing to occur, whether by operation of law or otherwise, except to the extent that Mortgagor leases residential apartments and commercial space in the ordinary course of business;

     (b) effectuate or permit a reduction in the ownership interests in Mortgagor held by any Principal(s) of Mortgagor;

     (c) effectuate or permit a closing of any public or private offering of ownership interests in Mortgagor or in any entity directly or indirectly owning any interest in Mortgagor or the Mortgaged Property;

     (d) effectuate or permit a transfer of the controlling interest in Mortgagor.

If applicable, "transfer of the controlling interest in Mortgagor" includes, without limitation, the following:

          (i) the sale, assignment, issuance, redemption, diminution or pledge, whether through a single transaction or a series of transactions, of the direct or indirect ownership interest of or change in the principals in Mortgagor or of any entity that directly or indirecflyowns or controls Mortgagor;

          (ii) the modification of any organizational documents of Mortgagor or of any entity that directly or indirectly owns or controls Mortgagor, if the effect of such modification is to transfer ownership or control of such entity or to limit the liability of Mortgagor of any entity that directly or indirectly owns or controls Mortgagor;

          (iii) the dissolution or termination, whether by operation of law or otherwise, of Mortgagor or of any entity that directly or indirectly owns or controls Mortgagor; or

          (iv) any other transaction or series of transactions by which any person(s) other than the Principal(s) of Mortgagor obtain ownership or control of Mortgagor or the Mortgaged Property; or

     (e) Notwithstanding the foregoing, the Mortgagee shall have no right to accelerate this Mortgage or the indebtedness secured hereby in the event of:

          (i) a sale or transfer of the interest of any Principal of Mortgagor resulting upon the death or incapacity of such Principal of Mortgagor; or

          (ii) a transfer by any Principal of Mortgagor of his/their interest in the Mortgagor, provided the Principals of Mortgagor retain at least a 50% ownership interest in the Mortgagor subsequent to any such transfer.

  In addition, nothing in this Section shall, however, prohibit the entering into of leases that comply with this Mortgage, the Absolute Assignment and any other applicable Loan Documents, or in the event Mortgagor is a cooperative apartment corporation, the transfer and mortgaging from time to time of lease(s) to individual apartment units and the appurtenant shares. This paragraph shall apply to each and every such further transaction regardless of whether Mortgagee has consented to or waived by action or inaction its rights hereunder with respect to any such further transaction.


  1.18  Costs of Litigation and certain Proceedings. If Mortgagee is a party to
        -------------------------------------------
any action or proceeding affecting the Mortgaged Property, then Mortgagor shall pay all costs incurred by Mortgagee in connection with such litigation (including counsel fees and disbursements). If any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced, or if there occurs any other event that might affect Mortgagor's or Mortgagee's interest in the Mortgaged Property or Mortgagee's right to enforce its security, then Mortgagee may, at Mortgagee's sole option, and without notice, which notice Mortgagor hereby expressly waives, make any appearances, disburse any sums and take such actions as Mortgagee under this Mortgage. If Mortgagee commences any action, by reason of a default or otherwise, against Mortgagor or appears in any bankruptcy, insolvency, reorganization or other proceeding for debtor relief to enforce any of the terms of the Note, this Mortgage or any other Loan Document or because of Mortgagor's breach under the Note, this Mortgage or any other Loan Document, or for the recovery of any sum secured by this Mortgage, then Mortgagor shall pay Mortgagee's reasonable attorneys' fees and disbursements upon demand, and the right thereto shall be deemed to have accrued from the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. Mortgagor shall pay to or reimburse Mortgagee all of Mortgagee's costs and disbursements (including, without limitation, reasonable attorneys' fees and disbursements) described in this Section upon demand, which costs and disbursements shall be deemed secured by this Mortgage, or at Mortgagee's option, Mortgagor shall pay such costs directly to the billing party.

  1.19 Late Charge. If any payment required by the Note, this Mortgage or any
       -----------
other Loan Document is not received on or before the tenth day after its due date, then Mortgagee shall charge a late charge of six percent (6%) of the amount so overdue to defray expenses incurred in handling such late payment (which amount Mortgagor agrees is reasonable). Mortgagor shall pay such late charge upon demand or, if no demand is made, then concurrently with the next payment due under the Note. In the event a check delivered to Mortgagee in payment of any sum due under the Note, this Mortgage, or any other Loan Document is dishonored, a service fee (not to exceed two percent (2%) of the face amount of the dishonored check) may be charged by Mortgagee for the handling such check. At the option of Mortgagee, the foregoing may be deducted from the Accumulation Account.


  1.20 Trust Fund. If the Mortgaged Property is situated in New York State, this
       ----------
Mortgage is made subject to the trust fund provisions of Section 13 of the New York Lien Law, which Section is incorporated herein by this reference, and Mortgagor covenants that it shall receive all monies and advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the costs of improvement before using any part of the same for any other purpose.

  1.21 Prepayment.  The Note may be prepaid in whole but not in part as
       ----------
expressly provided in the Note secured hereby.

1.22         Hazardous Substances.
             --------------------

       (a) Compliance with Environmental Laws. Mortgagor shall at all times
           ----------------------------------
promptly comply, and shall cause all lessees and other persons and entities which occupy or enter upon the Mortgaged Property at all times promptly to comply, with all Environmental Laws insofar as same apply to all or any part of the Mortgaged Property. Without limiting the generality of the foregoing:

        (i) Mortgagor shall cause all Environmental Authorizations to be maintained in full force and effect;

        (ii) Mortgagor shall not cause or permit (or permit any lessee or any other person to cause or permit) any Hazardous Substance to be used, received, handled, generated, manufactured, produced, processed, treated, stored, released, placed, spilled, discharged, disposed of or dispersed at, on, under or about the Mortgaged Property except pursuant to and in accordance with Environmental Laws; and

        (iii) if other than in accordance with the provisions of the immediately preceding clause (ii), and Hazardous Substance not disclosed in the Environmental Audit shall at any time be present at, on or under the Mortgaged Property, Mortgagor, whether or not so directed by Mortgagee, shall promptly undertake the appropriate Remedial Work (as defined below ) or take such other action as shall be necessary in order to cause said Hazardous Substance promptly to be removed therefrom.

             (b)  Liens. If any lien shall be filed against, or imposed upon,
                  -----
the Mortgaged Property with respect to non-compliance with any Environmental Law, Mortgagor shall promptly give Mortgagee notice thereof and shall cause such lien to be discharged or bonded or otherwise secured to Mortgagee's sole satisfaction within thirty (30) days of such filing.

             (c) Notice to Mortgagee. If Mortgagor shall either obtain knowledge
                 -------------------
of any fact or circumstance which might render inaccurate any representation or warranty contained in this Mortgage; or receive any summons, citation, directive, order, notice or other communication from any governmental authority having jurisdiction relating to the application of any Environmental Law to the Mortgaged Property, Mortgagor shall promptly send a copy of same to Mortgagee.

              (d) Representations, Etc. Mortgagor shall not take or omit to take
                  --------------------
(or suffer or permit any lessee or other person or entity occupying all or any part of the Mortgaged Property to take or omit to take) any action which, if taken or omitted to be taken, would render inaccurate any representation or warranty contained in this Mortgage.

              (e) Remedial Work. If Mortgagee, acting in its sole and absolute
                  -------------
discretion, determines that any investigation, site monitoring, environmental audit and risk assessment, containment, clean-up, encapsulation, removal, restoration or other remedial work of any kind (any of the foregoing, "Remedial Work") is necessary or desirable in connection with either the known or suspected presence at, in, on, under or about the Mortgaged Property of any Hazardous Substance or the requirements of any Environmental Law or the suspected violation of any Environmental Law, or if Mortgagee in its sole and absolute discretion determines that the Mortgaged Property or the validity, priority or enforceability of the lien of this Mortgage has been or may be impaired or in any way adversely affected by reason of any failure to comply with any Environmental Law as the same pertains to the Mortgaged Property or any other failure by Mortgagor fully to comply with any obligation imposed upon Mortgagor in this Section or the inaccuracy of any representation or warranty contained in this Mortgage, then Mortgagor shall, promptly, after written demand by Mortgagee for performance thereof, either (i) commence to perform and thereafter diligently prosecute to completion the Remedial Work; or (ii) take such other action as Mortgagee may, in its sole and absolute discretion, specify. All Remedial Work shall be performed by contractors working under the supervision of a consulting engineer (the selection of each of the foregoing persons to be subject to the prior written consent of Mortgagee).

           For the purpose of making a determination pursuant to this Section, Mortgagee shall be entitled, at any time for cause, and at least once per year with or without cause, in addition to all of Mortgagee's other rights and remedies under this Mortgage or applicable law, to cause an environmental audit and risk assessment of the Mortgaged Property to be conducted by an independent engineering firm or other environmental audit manager designated by Mortgagee. Mortgagor shall cooperate with Mortgagee in connection with any such audit or assessment and shall pay all costs and expenses incured in connection therewith. In the event Mortgagor fails to timely commence or diligently to prosecute to completion any Remedial Work or other action required to be undertaken pursuant to this Section, Mortgagee may, but shall not be required to (and without any liability or obligation by Mortgagee to Mortgagor with respect thereto), arrange for same to be performed. All costs and expenses incurred pursuant to, or with respect to the subject matter of, this Section shall be secured by this Mortgage and borne by Mortgagor, and all monies paid by Mortgagee and all costs and expenses incurred by Mortgagee in connection with this Section, together with interest thereon computed at the Involuntary Rate, shall be repaid to Mortgagee in accordance with the provisions of this Mortgage and be secured by the lien of this Mortgage.


              (f) Indemnification. Mortgagor shall defend and indemnify the
                  ---------------
Indemnified Parties against, and shall hold the Indemnified Parties harmless from, and shall reimburse the Indemnified Parties with respect to, any and all liabilities and expenses incurred by, imposed upon or asserted against the Indemnified Parties or any of them by reason of, or in connection with the presence, existence, use, handling, generation, manufacture, production, processing, treatment, storage, release, placement, spill, discharge, disposal of property or any threatened occurrence of any of the foregoing, or any Remedial Work or other action taken by Mortgagee or any of the Indemnified Parties with respect to any of the foregoing pursuant to this Section.

     (g) Survival of Mortgagor's obligations and liabilities. The obligations
         ---------------------------------------------------
and liabilities of Mortgagor under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the debt has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by Mortgagee, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of any fact or circumstance.

  1.23  Further Assurances.  Mortgagor shall, at Mortgagor's own cost and
        ------------------
without expense to Mortgagee, do, execute, acknowledge and deliver (as may be required by Mortgagee from time to time and at any time) such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, assurances and opinions of counsel as Mortgagee shall request to better assure, convey, assign, transfer and confirm unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage. Mortgagor, on demand, shall execute and deliver, and hereby authorizes Mortgagee, to the extent Mortgagee may lawfully do so, as Mortgagor's attorney-in fact, coupled with an interest, to execute in Mortgagor's name and to file one or more Uniform Commercial Code financing statements, chattel mortgages or comparable security instruments in order to evidence more effectively the lien of this Mortgage upon the Chattels or any other portion of the Mortgaged Property. Mortgagor shall promptly upon demand deliver to Mortgagee any and all affidavits, certifications, or other documentation (such as the affidavit required by the Foreign Investment in Real Property Tax Act) that Mortgagee shall require from time to time to satisfy the requirements of any present or future law or other governmental requirement that controls, restricts, establishes conditions to, or otherwise burdens or limits Mortgagee's exercise of Mortgagee's rights under this Mortgage. Upon the failure of Mortgagor to comply with any of the terms and provisions of this Section, Mortgagee may make, execute, rescind, file, record or refile any and all instruments, certificates and documents for and on the name of Mortgagor and the Mortgagor hereby appoints the Mortgagee the agent and irrevocable power of attorney-in-fact of the Mortgagor for such purpose, which power shall be coupled with an interest. If Mortgagee certifies to Mortgagor that the Note has been misplaced or lost and that Mortgagee has not endorsed, assigned or otherwise transferred the Note, then: (a) Mortgagor shall, upon Mortgagee's request, execute an original duplicate note in the same form as the Note; and (b) Mortgagee hereby agrees to indemnify Mortgagor against any loss or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Mortgagor as a consequence of Mortgagor's having delivered a duplicate note.

                                   ARTICLE II

                         Events of Default and Remedies
                         ------------------------------

  2.1  Definition of Event of Default.  The occurrence of any one or more of the
       ------------------------------
following shall constitute an Event of Default:

    (a) Nonpayment of Note. If Mortgagor fails to make any monthly payment
        ------------------
required under the Note when and as the same shall become due and payable, and such failure continues for ten (10) days; or


    (b) Other Failure to Perform. If Mortgagor fails to perform and comply with
        ------------------------
any other covenant or condition on the part of Mortgagor in any Loan Document (other than for nonpayment asset forth in Paragraph "2.1(a)") and except as otherwise set forth herein, such failure continues for thirty (30) days after Mortgagee has given Mortgagor written notice thereof (unless such default cannot with due diligence be cured within thirty (30) days but can be cured within a reasonable period thereafter, in which case no Event of Default shall be deemed to exist so long as Mortgagor shall have commenced to cure the default within thirty (30) days after receipt of notice, and thereafter diligently and continuously prosecutes such cure to completion to the sole satisfaction of Mortgagee); or

              (c) Misrepresentation, Etc. If any warranty, representation or
                  ----------------------
other statement made either (i) by or on behalf of Mortgagor or by any Principal of Mortgagor in, pursuant to, or in connection with any Loan Document; (ii) in connection with any other loan made by Mortgagee to Mortgagor or any Principal of Mortgagor or any borrower of which a Principal of Mortgagor is a principal;
(iii) by or on behalf of any Guarantor in or pursuant to any guaranty delivered to Mortgagee in connection with the Loan; or (iv) by or on behalf of the Mortgagor in the commitment letter issued in connection with the Loan or the application filed in connection therewith, is false, incorrect or misleading in any respect; or

              (d) Nonpayment of Debts.  If Mortgagor shall be generally not
                  -------------------
paying Mortgagor's debts as they become due; or

              (e) Voluntary Adverse Financial Events. If Mortgagor shall make an
                  ----------------------------------
assignment for the benefit of creditors, or shall institute any proceeding to seek relief on its behalf as debtor, or to adjudicate Mortgagor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of Mortgagor or Mortgagor's debts under any law relating to bankruptcy, insolvency or reorganization or debtor relief, or seeking appointment of a receiver, trustee, custodian or other similar official for Mortgagor or for any substantial part of the Mortgaged Property , or shall consent by answer or otherwise to the institution of any such proceeding against Mortgagor, or shall take by itself, or by its partners, directors or shareholders, any action for the purpose of any of the foregoing; or

              (f) Involuntary Adverse Financial Events. If any proceeding is
                  ------------------------------------
instituted against Mortgagor seeking to have an order of relief entered against Mortgagor as debtor or to adjudicate Mortgagor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of Mortgagor or Mortgagor's debts under any law relating to bankruptcy, insolvency or reorganization or debtor relief, or seeking appointment of a receiver, trustee, custodian or other similar official for Mortgagor or the Mortgaged Property or any portion thereof or any other substantial part of Mortgagor's property, that either (i) results, without Mortgagor's consent or acquiescence, in any such entry of an order of relief, adjudication of bankruptcy or insolvency or issuance or entry of any other order having a similar jar effect; or (ii) remains undismissed for thirty days; or

              (g) Appointment of Trustee, Etc. If a trustee, receiver or other
                  ---------------------------
custodian is appointed, without the consent or acquiescence of Mortgagor, for any substantial part of the properties of Mortgagor, which appointment is not vacated within thirty (30) days of the date of such appointment; or

              (h) Final Judgment - Liens, Etc. If a final judgment is entered
                  ---------------------------
against Mortgagor in an amount exceeding $50,000, or a lis pendens, mechanic's lien or other lien is filed against the Mortgaged Property. or any part thereof. and within thirty (30) days after its entry, such judgment, lis pendens or lien has not been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment, lis pendens or lien has not been discharged; or

              (i) Certain Taxes.  If it is or becomes illegal for Mortgagor to
                  -------------
pay any tax required to be paid by Mortgagor pursuant to this Mortgage or if Mortgagor's payment of such tax would violate any applicable law or regulation, provided that this provision shall not apply to the mortgage recording tax or any other tax which is not required to be paid at all by reason of Mortgagor's status under the Private Housing Finance Law or any other law or regulation; or

            (j) Prohibited Transfer. If any transfer of the Mortgaged Property,
                -------------------
or any interest in Mortgagor, prohibited by this Mortgage occurs without Mortgagee's prior written consent; or

           (k) Other Instruments. If Mortgagor fails to perform or discharge
               -----------------
any agreement, obligation undertaking created or agreed to by Mortgagor in any Loan Document or any other note or mortgage executed by Mortgagor with Mortgagee and any applicable cure periods expire; or

          (l) Other Mortgages. If any fact or circumstance occurs that would
              ---------------
permit the holder of any other mortgage encumbering the Mortgaged Property, or any part thereof, senior or junior to this Mortgage, to declare a default or exercise any other remedy available tinder such other mortgage. If such other mortgage provides for a grace period and opportunity to cure, an Event of Default shall not be deemed to have occurred hereunder unless and until such grace period has expired. Concurrently with the expiration of such grace period, an Event of Default shall be deemed to have occurred tinder this Mortgage, and Mortgagor shall have no right under this Mortgage to receive notice of or any opportunity to cure such Event of Default. Nothing hereunder shall limit in any way Mortgagor's obligations under this Mortgage or Mortgagee's rights and remedies tinder this Mortgage; or

          (m) Cancellation of Insurance. If, after cancellation or termination
              -------------------------
by an existing insurer, or notice thereof, on the application of Mortgagee, two
(2) or more fire insurance companies, lawfully doing business in the state in which the Mortgaged Property is situated, refuse to issue policies insuring the Mortgaged Property; or

          (n) Default Under Other Indebtedness. If Mortgagor defaults in the
              --------------------------------
payment of any indebtedness of borrowed money or in the performance of any term, covenant, condition or agreement of any such indebtedness, and the effect of such default would be to permit the holder of any such indebtedness to accelerate its maturity.

          2.2  Effect of Event of Default. Upon and after the occurrence of
               --------------------------
an Event of Default, the remedies described below shall be available to Mortgagee. In those instances in which Mortgagee is entitled to take action with respect to the subject matter of this Section, such action may be taken by Mortgagee personally or by its agents or attorneys and, in any such instance, with or without entry upon the Mortgaged Property:

          (a) Optional Acceleration of Note. Mortgagee, by written notice to
              -----------------------------
Mortgagor, may declare the entire principal of the Note then outstanding, together with the Prepayment Charge, if any, thereon, all other indebtedness secured hereby and all accrued and unpaid interest thereon, including, without limitation, interest at the Involuntary Rate to be due and payable immediately. Upon any such declaration, the same shall become immediately due and payable, despite anything to the contrary in any Loan Document.

          (b) Entry upon Mortgaged Property. Subject to any applicable provision
              -----------------------------
of tile Private Housing Finance Law, Mortgagee may , without notice, enter into or upon the Mortgaged Property by summary proceeding, ejectment or otherwise, and may exclude Mortgagor, Mortgagor's agents, servants, employees and all other persons therefrom; and may use, operate, manage and control the Mortgaged Property and conduct the business thereof. Upon any such entry, Mortgagee, at Mortgagor's expense, may (but shall not be obligated to) make all necessary or proper repairs, renewals arid replacements and such alterations, additions, betterments and improvements thereto and thereon as deemed appropriate by Mortgagee; and Mortgagee shall be entitled to collect and receive all Rents derived from the Mortgaged Property. No such entry or action by Mortgagee shall create any liability to Mortgagor or to any party holding or claiming by, through or under Mortgagor, nor shall such entry or action be deemed an eviction of any lessee of the Mortgaged Property or any part thereof. After deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and all amounts necessary to pay Impositions, as well as all other costs and expenses of, and reasonable compensation for the services of, Mortgagee and its attorneys, agents, and employees, Mortgagee shall apply the monies arising as aforesaid, first, to the payment of the principal due under the Note.


   (c) Sale of Mortgaged Property. Mortgagee may sell the Mortgaged Property and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, in such manner, at such time and place, upon such terms and for such price, and afler such notice thereof as Mortgagee may in its sole discretion determine or as may be acquired by law.

     (d) Foreclosure. Mortgagee may institute proceedings for the complete or
         -----------
partial foreclosure of this Mortgage.

     (e) Rights as Secured Party. Mortgagee may exercise the rights and remedies
         -----------------------
available to a secured party under the Uniform Commercial Code of the state in which the Mortgaged Property is situated with respect to all personal property in which Mortgagee has a security interest under this Mortgage. Upon the occurrence of any Event of Default, Mortgagee shall have the right to cause any of the Chattels to be sold at any one or more public or private sales as permitted by applicable law, and Mortgagee shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors. Any such sale may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagee and Mortgagor, shall be eligible to purchase all or any part of such personal property at any such sale. Any and all expenses incurred by Mortgagee for retaking, holding, preparing for sale, selling or the like (including reasonable attorneys' fees and disbursements) shall be borne by Mortgagor. Mortgagor, upon Mortgagee's demand and at Mortgagor's expense, shall assemble the personal property and make it available to Mortgagee wherever Mortgagee requires. Mortgagee shall give Mortgagor such notice of the time and place of any public sale or other disposition of the personal property or of the time on or after which Mortgagee intends to make any private sale or other disposition as required by applicable law. If Mortgagee gives Mortgagor such notice in accordance with the notice requirements of this Mortgage, then such notice shall be deemed reasonable notice to Mortgagor and in compliance with applicable law.

     (f) Other Remedies. Mortgagee may take such steps to protect and enforce
         --------------
its rights, whether by action, suit or proceeding in equity or at law, for the specific performance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy as Mortgagee shall elect, all at Mortgagor's sole cost and expense.

  2.3  Foreclosure Sale Implementation.
       -------------------------------

     (a) Deeds. Etc. To effectuate any sale(s) made under or by virtue of this
         ----------
Article II, Mortgagor, Mortgagee, or an officer of any court empowered to do so shall execute and deliver a good and sufficient instrument or instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property rights sold. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's true and lawful attorney in fact, coupled with an interest, in Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and the properties and rights so sold. For that purpose, Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power. Mortgagor hereby ratifies and confirms all that Mortgagor's said attorney or such substitute(s) shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if so requested by Mortgagee or any purchaser, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser all such instruments as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim from, through or under Mortgagor.


        (b) Acceleration upon Sale. In the event of any sale made under or by
            ----------------------
virtue of this Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, together with all other sums due thereunder or hereunder or under any other Loan Document, shall immediately thereupon, despite anything in any Loan Document to the contrary, become due and payable.

          (c) Application of Proceeds. The proceeds of any sale made under or by
              -----------------------
virtue of this Article II, together with any other sums that Mortgagee may then hold under any provision of any Loan Document, shall be applied in the following order of priority:

          (i) Sale Costs. To the payment of the costs and expenses of such sale,

              ----------
including reasonable compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, the costs and expenses of any receiver, and all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, including the costs of taking possession of, maintaining and preserving the Mortgaged Property, together with interest at the Involuntary Rate on all advances made by Mortgagee and all Impositions then due and payable with respect to the Mortgaged Property except any Impositions subject to which the Mortgaged Property shall have been sold;

          (ii) Principal, Prepayment Charge and Interest. To the payment of the
               -----------------------------------------
whole amount then due, owing or unpaid under the Note as follows: first for the payment of the Prepayment Charge, if any, next to the payment of interest at the Involuntary Rate, then to the payment of all late charges and accrued, unpaid interest on the unpaid principal, then to the payment of any other sums required to be paid by Mortgagor pursuant to any provision of any Loan Document, and the balance to the unpaid principal balance of the Note; and

          (iii) Application of Surplus. To the payment of the surplus, if any,
                ----------------------
to whosoever may be lawfully entitled to receive the same.

            (d) Bids by Mortgagee. Upon any sale made under or by virtue of this
                -----------------
      Article II, however made, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Mortgagor secured by this Mortgage the net sales price after such deductions therefrom as Mortgagee is authorized to deduct under this Mortgage.

   2.4      Collection of Debt.
            ------------------

            (a) Payments Due upon Acceleration. Upon the occurrence of an Event
                ------------------------------
      of Default and acceleration of the Note as more fully described herein, Mortgagor shall also pay to Mortgagee interest at the Involuntary Rate on the then unpaid principal of the Note, and all sums required to be paid by Mortgagor pursuant to any provision of any Loan Document, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee, its agents and counsel, and any expenses incurred by Mortgagee or its agents and counsel hereunder. If Mortgagor fails to pay such amounts upon demand, Mortgagee shall be entitled and empowered to institute actions or proceedings at law or in equity for the collection of such sums, and may prosecute any such actions or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor, wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, monies adjudged or decreed to be payable.

            (b) Effect of Foreclosure, Etc. Mortgagee shall be entitled to
                --------------------------
      recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as provided in this Mortgage, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the maximum rate permitted by law. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for Mortgagor's reorganization or involving the liquidation of Mortgagor's assets, then Mortgagee shall be entitled to prove the whole amount of principal, Prepayment Charge and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this

Mortgage (including, without limitation, Mortgagee's attorneys' fees and disbursements in connection with such proceedings), without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than such principal, Prepayment Charge and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

          (c) Effect of Judgment. No recovery of any judgment by Mortgagee and
              --------- --------
no levy of any execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

            (d) Application of Sums Collected. Any monies collected by Mortgagee
                -----------------------------
under this Section shall be applied by Mortgagee in accordance with the provisions of this Mortgage.

         2.5  Appointment of Receiver.  During the continuance of any Event of
              -----------------------
Default, whether incidental to any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or to any other judicial proceeding to enforce any right of Mortgagee or otherwise, Mortgagee shall be entitled, as a matter of right, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Mortgage indebtedness, either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, rents, issues, profits, use and occupancy payments, and income thereof. Mortgagor hereby consents to the appointment of such receiver or receivers.

         2.6  Possession by Mortgagee. Notwithstanding the appointment of any
              -----------------------
receiver, liquidator or trustee of Mortgagor, or of any of Mortgagor's property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

         2.7  Remedies Cumulative.  No remedy herein conferred upon or reserved
              -------------------
to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or failure of Mortgagee to exercise any right, power or remedy hereunder or under the Note shall impair any such right, power or remedy or shall be constituted to be a waiver thereof and Mortgagor shall not thereby be relieved of its obligations. Mortgagee shall be deemed to have waived any such right, power or remedy only if such waiver is expressly set forth in a written instrument executed by Mortgagee. No waiver of any breach shall constitute a waiver of any other then existing or subsequent breach.

         2.8  Right to Withdraw Proceeding, Etc. Any action, suit or proceeding
              ---------------------------------
brought by Mortgagee pursuant to any of the terms of this Mortgage or otherwise, and any claim made by Mortgagee hereunder may be compromised, withdrawn or otherwise dealt with by Mortgagee without any notice to or approval of Mortgagor.

         2.9  Waiver. Mortgagor hereby waives, to the fullest extent Mortgagor
              ------
may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereinafter in force and all rights of marshalling in the event of any sale of the Mortgaged Property or any part thereof or any interest therein.

        2.10 Use and Occupancy of Mortgaged Property. During the continuance of
            ----------------------------------------
any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Mortgaged Property, Mortgagor, its agents servants, associates and affiliates agree to pay to the Mortgagee, or any receiver, the fair and reasonable rental value for the use and occupancy of the Mortgaged Property, or any portion thereof, which is in Mortgagor's possession for such period and, upon default of any such payment, shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to receiver, if any, and in default thereof Mortgagor may be evicted by summary proceeding for the recovery of possession of premises for nonpayment of rent.

         2.11  Effect of Mortgagor's tender. If after the occurrence of an Event
               ----------------------------
of Default and the acceleration of the principal sum secured by this Mortgage, Mortgagor, before the sale of the Mortgaged Property, tenders payment of the amount necessary to pay all sums then due hereunder, then such tender shall constitute a voluntary prepayment of the Note and Mortgagor shall pay Mortgagee, together with all other sums then due, the Prepayment Charge computed in accordance with the Note and this Mortgage.

          2.12    Mortgagee's Failure to Allow Cure Period. Notwithstanding
                  ----------------------------------------
anything to the contrary contained in any Loan Document, wherever any definition of "Event of Default" provides that an Event of Default occurs only after Mortgagee has given notice (a "Cure Notice") of specified circumstances (an "Unmatured Default") and a specified period of time (the "Cure Period") has passed, if Mortgagee fails to give the required Cure Notice and commences foreclosure proceedings under this Mortgage, then: (a) if, within the Cure Period, as measured from the commencement of the foreclosure proceedings, Mortgagor cures the applicable Unmatured Default, and reimburses Mortgagee for the cost of such foreclosure proceeding, including, without limitation, reasonable attorneys fees, then Mortgagee shall discontinue such foreclosure proceedings and reinstate the Loan, on the same terms and conditions, as if the Note had never been accelerated; (b) such discontinuance of foreclosure proceedings shall constitute Mortgagor's sole remedy for Mortgagee's failure to have given the required Cure Notice; and (c) Mortgagee's failure to give the Cure Notice shall not invalidate, nullify, or constitute a defense in any foreclosure proceedings that are otherwise properly commenced.


                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------

         As an inducement to Mortgagee to accept this Mortgage, and with the knowledge that Mortgagee has relied upon the same in making the Loan, Mortgagor represents and warrants that, as of the date of the delivery of this Mortgage and as of each date Mortgagor is required to make any payment under the Note:

         3.1  Title, Etc. Mortgagor has good and marketable title to an
              ----------
indefeasible fee estate in the Mortgaged Property, subject to no lien, charge or encumbrance except: (a) matters listed as typewritten exceptions to title in Schedule B of Mortgagee's title policy issued by Fidelity National Title Insurance Company of New York, pursuant to title order number RAP-NY-1 341, insuring the priority and lien of this Mortgage; and (b) Leases that comply with this Mortgage and with the Absolute Assignment. Mortgagor owns the Chattels and all other Mortgaged Property free and clear of liens and claims.

         3.2  Due Execution. The Loan Documents have been duly executed and
              -------------
delivered and constitute the legal, valid and binding obligations of Mortgagor, enforceable in accordance with their terms.

         3.3  No Violation. The execution, delivery, recordation and
              ------------
performance of this Mortgage and the consummation of the transactions contemplated hereby, including, without limitation, the execution of the Loan Documents, will not result in any violation of any term or condition of any contract, agreement, lease, instrument, judgment, decree, order, statute, rule, regulation, ordinance, franchise, certificate, permit or the like applicable to Mortgagor or by which Mortgagor or Mortgagor's properties or assets are bound or affected.

         3.4 Pending Litigation. There is no action, suit, proceeding or
             ------------------
investigation pending or threatened, or any basis therefor known to Mortgagor, that will question the validity of any of the Loan Documents when executed, or any action taken or to be taken pursuant thereto, or in any way affecting Mortgagor or the Mortgaged Property or any means of access thereto. No notice has been given by any governmental authority of any proceeding to condemn, purchase or otherwise acquire the Mortgaged Property, or any part thereof, or interest therein and, to the best of Mortgagor's knowledge, no such proceeding is contemplated. Mortgagor hereby covenants to notify Mortgagee of any action, suit, proceeding or investigation commenced with respect to Mortgagor or the Mortgaged Property, other than landlord-tenant dispossess and holdover matters commenced in the ordinary course of business.

          3.5  Compliance with Law. Mortgagor is in compliance with all
               -------------------
governmental laws, rules and regulations and other requirements which are applicable to Mortgagor or to the Mortgaged Property or any part thereof. Mortgagor has no knowledge of any uncured violation of any zoning, health, safety, building, environmental, or other statute, ordinance, rule, regulation or restriction applicable to the Mortgaged Property or any part or use thereof except as disclosed in the title report referred to paragraph 3.1 above and except as disclosed in the Environmental Audit.


          3.6  Rent Roll. Mortgagor has simultaneously herewith delivered to
               ---------
Mortgagee a certified rent roll listing, among other things, the Rents payable under all Leases affecting the Mortgaged Property. All Rents shown in the rent roll are legal and enforceable Rents and are in compliance with all applicable Requirements.

          3.7  Easements, Etc. Mortgagor is the beneficiary of all easements,
               --------------
including those for use, maintenance, and access necessary, appropriate, or convenient for the full and proper operation, repair, maintenance, occupancy and use of every portion of the Mortgaged Property. The Mortgaged Property is adequately served by all utilities necessary, appropriate, or convenient for the full and proper operation, repair, maintenance, occupancy and use of every portion of the Mortgaged Property.

          3.8  No Misrepresentations. Neither this Mortgage, any other Loan
               ---------------------
Document, nor any other document or certificate furnished to Mortgagee or to legal counsel for Mortgagee in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

          3.9  Governmental Approvals. All Authorizations necessary or
               ----------------------
appropriate to permit the use and occupancy of the Mortgaged Property and which are required to be obtained from any board, agency or department having jurisdiction over the Mortgaged Property have been duly obtained and are in full force and effect.

          3.10    Approvals of Loan Documents. No consent, approval or
                  -----------------------------
authorization of, or registration, declaration or filing with, any governmental or public authority, body or agency is required in connection with the execution, delivery and performance of the Loan Documents or the carrying out of any of the transactions contemplated thereby, except to the extent that the approval of the New York State Division of Housing and Community Renewal is required pursuant to the Private Housing Finance Law.

         3.11  Other Documents. All certifications, representations and
               ---------------
warranties made in the Loan Documents are true and correct.

            3.12  Hazardous Substances. Without limiting the generality of any
                  --------------------
other representation or warranty contained in this Mortgage, except as disclosed in the Environmental Audit, the Mortgaged Property and the existing uses thereof comply and, to the best of Mortgagor's knowledge, at all times have complied, in all respects with all Environmental Laws in effect on the date of this Mortgage; all Environmental Authorizations have been duly issued or granted and are in full force and effect; and Mortgagor is not, and at no time since Mortgagor acquired ownership or possession of the Mortgaged Property or any portion thereof has Mortgagor been, in violation of any Environmental Law with respect to the Mortgaged Property. Without limiting the generality of the foregoing.


               (a) Except as disclosed in the Environmental Audit, no Hazardous Substances are being, or are intended or threatened to be, and, to the best of Mortgagor's knowledge, no Hazardous Substances have ever been, used, received, handled, generated, manufactured, produced, processed, treated, stored, released, placed, spilled, discharged, disposed of or dispersed at, or otherwise caused to become situated, at, in, on, under or about the Mortgaged

Property, and no portion of the Mortgaged Property has been used at any time as a landfill or as a waste treatment, storage or disposal facility;

     (b) Except as disclosed in the Environmental Audit, none of the Improvements contain and, to the best of Mortgagor's knowledge, none of the Improvements which at any time were a part of, or were situated at, in, on or under, the Mortgaged Property contained, any Hazardous Substances;

     (c) No underground storage tanks or other underground storage facilities are, or, to the best of Mortgagor's knowledge, have ever been, situated at, in, on, under or about the Mortgaged Property;

     (d) To the best of Mortgagor's knowledge, (i) the ambient air quality at the Mortgaged Property complies with the requirements of all Environmental Laws; and, except as disclosed in the Environmental Audit, (ii) the present levels of radon, formaldehyde, asbestos and all other Hazardous Substances, to the extent any such Hazardous Substances exist at, in, on, under or about the Mortgaged Property, are within the limits prescribed by all Environmental Laws;

     (e) Neither the Mortgaged Property nor, to the best of Mortgagor's knowledge, any land which adjoins any portion of the Mortgaged Property, contains or is affected by any dam, well, reservoir, inland wetland, watercourse or water discharge;

     (f) Mortgagor has not received or had served upon it any summons, citation, directive, order, notice or other communication, oral or written, which either:
(i) claims or alleges any failure to comply with any Environmental Law with respect to the Mortgaged Property; or (ii) contains any statement(s) or fact(s) which, if true, would signify that any representation, warranty or statement contained in this Mortgage is other than complete and correct;

     (g) With respect to the ownership, use, operation or maintenance of the Mortgaged Property or the conduct of Mortgagor's business thereon; (y) no writ, injunction, decree, order or judgment is outstanding; and (z) no suit, claim, action, proceeding or investigation has been instituted or filed with respect to any Environmental Law (and, to the best of Mortgagor's knowledge, except as disclosed in the Environmental Audit, no basis for any of the foregoing exists); and

     (h) No lien has been filed against or imposed upon any of the Mortgaged Property with respect to any Environmental Law.

  3.13    Split Tax Lots. The tax lot or lots that contain the Mortgaged
          ---------------
Property include no real property other than the Mortgaged Property and constitute one or more discrete, salable Parcels.

                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

  4.1  Partial Invalidity.  If any provision of any Loan Document, including
       ------------------
this Mortgage, is determined to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision of such instrument and such instrument shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

  4.2 Notices. (a) All notices hereunder shall be in writing, shall be effective
      -------
upon the earlier of either: (i) receipt, if personally delivered; or (ii) three
(3) days after the date of mailing, and shall be deemed sufficiently given or served for all purposes when delivered personally or sent by mail to any party hereto at such party's address above stated (in the case of Mortgagee,
Attention: Michael R. Barrett, Senior Vice President), or at such other address as such party shall have notified the other party in writing. Upon receipt of any notice from an attorney purporting to act for Mortgagee, Mortgagor shall have the right, by notice to Mortgagee in compliance with this Mortgage, to require Mortgagee to deliver prompt written proof of the attorney's authority. Such a request, shall not delay or suspend the effectiveness of Mortgagee's notice to Mortgagor.

     (b) In the event Mortgagee sends notice to Mortgagor of an Event of Default hereunder, Mortgagee shall send a copy of such notice to: Commissioner, New York State Division of Housing, One Fordham Plaza, Bronx, New York 10458.

  4.3    Waiver of Notice. Whenever in this Mortgage the giving of
         ----------------
notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

  4.4    Successors and Assigns.  All the grants, covenants, terms,
         ----------------------
provisions and conditions of this Mortgage shall run with the land, shall apply to and bind the successors and permitted assigns of Mortgagor (and Mortgagor's heirs, if Mortgagor is an individual) and all subsequent owners, tenants or subtenants of the Mortgaged Property and shall inure to the benefit of the successors and assigns of Mortgagee and all subsequent holders of this Mortgage. Nothing in this Section limits the prohibitions of any other provision of this Mortgage.

  4.5    Usury Savings. Nothing in any Loan Document shall require the
         -------------
payment by Mortgagor or permit the collection by Mortgagee of interest in an amount exceeding the maximum amount permitted under applicable law in commercial mortgage loan transactions between parties of the character of the parties hereto (the "Maximum Interest Amount"). Mortgagor shall not he obligated to pay
             -----------------------
to Mortgagee any interest in excess of the Maximum Interest Amount, and the amount of interest payable to Mortgagee under the Loan Documents shall under no circumstance be deemed to exceed the Maximum Interest Amount. To the extent that any payment made to Mortgagee under the Loan Documents would cause the amount of interest charged to exceed the Maximum Interest Amount, such payment shall be deemed a prepayment of principal as to which no Prepayment Charge or notice shall be required, notwithstanding anything to the contrary in any Loan Document, or, if the amount of excess interest exceeds the unpaid principal balance of the Note, such excess over the unpaid principal balance of the Note shall be refunded to Mortgagor.

  4.6    Governing Law. This Mortgage shall be construed and enforced
         -------------
in accordance with and shall be governed by, the laws of the State of New York, without regard to its conflicts of law principles.

  4.7    Written Amendments. This Mortgage may be amended, modified,
         ------------------
discharged or terminated only by a written instrument executed by Mortgagee and Mortgagor.

  4.8    Actions and Approvals.  Wherever in any Loan Document
         ---------------------
Mortgagee, Mortgagee's counsel, or anyone else acting on Mortgagee's behalf is entitled to approve or disapprove any matter, and such approval or disapproval is either expressly or pursuant to a judicial determination not wholly discretionary (for example, Mortgagee's approval is "not to be unreasonably withheld"), if a court determines, without right to further appeal, that such consent or approval was withheld in violation of the applicable standard, then:
(a) the consent or approval shall be deemed granted; (b) the granting of the consent or approval shall be the only remedy available to Mortgagor and no action for monetary damages shall be maintained against Mortgagee; (c) neither Mortgagee, Mortgagee's counsel, nor anyone else acting on Mortgagee's behalf shall have any liability, in damages or otherwise, for having withheld consent or approval; and (d) Mortgagor's obligations under the Loan Documents shall not be diminished in any way. If, after the execution and delivery of this Mortgage, Mortgagor requests that Mortgagee take any action or issue any approval, then Mortgagee's obligation to take such action or to consider the matter requiring such approval shall be conditioned on Mortgagor's having paid all fees and expenses (including, without limitation, attorneys' fees and disbursements) of Mortgagee in connection with such action or approval.

  4.9    Modifications, Release, Etc. From time to time, Mortgagee may, at
         ---------------------------
Mortgagee's option, without notice to or consent by Mortgagor, any Principal of Mortgagor, any Guarantor, any junior lienholder, or any other person, without liability and despite Mortgagor's breach under any of the Loan Documents, do any of the following: (a) take or release other or additional security; (b) join in any subordination agreement; or (c) agree in writing with

Mortgagor to modify the interest rate, amortization period, payment amount, or any other provision of the Note. Any action described in the preceding sentence shall not affect the lien or priority of lien of this Mortgage, Mortgagor's obligations under the Loan Documents (except as Mortgagee may agree in writing), or the obligations of any Guarantor. Mortgagor shall pay Mortgagee a reasonable service charge, together with such title insurance premiums, attorneys' fees and disbursements and other costs as Mortgagee may incur in connection with any such action. Mortgagee shall be under no obligation whatever to take any such actions in any event.

  4.10    Construction. The Loan Documents shall be construed without regard to
          ------------
section headings, which are provided for convenience only and shall not be deemed to modify, or be used to interpret, the provisions of this Mortgage. References to a section are references to a section within this Mortgage unless otherwise expressly stated or necessarily implied by the context. The Loan Documents shall be construed without regard to New York Real Property Law
Section 254 and without regard to any presumption or other rule requiring construction against the party which caused the Loan Documents to be drafted. Nothing herein is intended or shall be deemed to create a joint venture or partnership or any fiduciary relationship or other relationship between Mortgagor and Mortgagee or any relationship other than that of mortgagor and mortgagee. Mortgagor acknowledges that: (i) Mortgagor has complete control over the Mortgaged Property; (ii) Mortgagor has the sole responsibility for the control and management of the Mortgaged Property; and (iii) Mortgagee performs no function with respect to the Mortgaged Property in terms of its management or control.

  4.11    Consent to Jurisdiction; No Right to Jury Trial. The Mortgagor, its
          -----------------------------------------------
successors and assigns, irrevocably and unconditionally: (a) agrees that any suit, action or other legal proceeding arising out of this Mortgage may be brought in the Supreme Court of the State of New York, situated in the County of New York or the District Court of the United States in which the Mortgaged Property is located and that such courts shall have in personam jurisdiction
                                                    -----------
of the Mortgagor in any such suit, action or other legal proceeding; (b) consents to the jurisdiction of each such court in any such suit, action or other legal proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) waives the right to a trial by jury in any action or proceeding arising out of or relating to this Mortgage, the Note or any other Loan Documents.

  4.12    Type of Property. Mortgagor represents and warrants to Mortgagee that
          ----------------
this Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

  4.13   Changes in Laws Regarding Taxation. In the event of the passage, after
         ----------------------------------
the date of this Mortgage, of any law of the state where the Mortgaged Property is located which deducts from the value of real property (for the purpose of taxation) any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note, or the debt secured by this Mortgage, Mortgagor shall, if permitted by law, pay any such tax imposed within the statutory period or within fifteen (15) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Loan, including all accrued interest, due and payable on a date specified in a notice given to Mortgagor not less than thirty (30) days prior to such specified date.

  4.14 No Waiver. Mortgagor acknowledges and agrees that the rights,
       ---------
powers, privileges, or remedies and interest conferred upon the Mortgagee in respect of the Mortgaged Property by this Mortgage or any other document pertaining to the Loan are solely to enable the Mortgagee to protect and preserve its security interest therein as well as to realize upon it in accordance with this Mortgage and the other Loan Documents in such manner as the Mortgagee, in its sole and absolute discretion, may elect. No action or inaction by the Mortgagee shall affect the Mortgagee's security interest in the Mortgaged Property or in any way impair or affect the lien or the priority of this Mortgage over any subordinate lien or encumbrance.

  4.15  Authority. Mortgagor (and the undersigned representative of Mortgagor)
        ---------
represents to the Mortgagee that it has full power, authority and the legal right to execute this Mortgage and to mortgage, grant, sell, convey and assign to the Mortgagee the Mortgaged Property pursuant to the terms hereof and to perform all of the other terms of this Mortgage.

  4.16 Liability. If the Mortgagor consists of more than one person, the
       ---------
obligations and liabilities of each such person shall be joint and several.

  4.17 Actions and Proceedings. Mortgagee shall have the right to appear in and
       -----------------------
defend any action and proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name or on behalf of the Mortgagor, which Mortgagee in its sole and absolute discretion, determines to be brought to protect its interest in the Mortgaged Property. The Mortgagee may take such action by an attorney selected by the Mortgagee. Mortgagor agrees to pay on demand all costs and expenses, including, but not limited to, the cost of reasonable attorneys' fees and disbursements, incurred by Mortgagee in connection with any such action or proceeding, which costs and disbursements are hereby secured by this Mortgage.

  4.18 Notice of Litigation.  Mortgagor hereby covenants to advise Mortgagee in
       --------------------
writing within three (3) days of the date that Mortgagor is made a party to any litigation, proceeding or any other event which may result in liability to the Mortgagor, whether or not the same is or may be covered by insurance.

  4.19 Subject to Private Housing Finance Law. The parties hereto acknowledge
       --------------------------------------
that this instrument is subject to the provisions of and limited by the Private Housing Finance Law in general and in particular by Sections 81(2) and 94(2) thereof.